SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 28, 1998
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of December 16, 1997, which together formed the Corporate Bond-Backed Certificates Trust, Series 1997-BellSouth-1, which issued Corporate Bond Backed Certificates, Series 1997-BellSouth-1)


                             LEHMAN ABS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       1-11661                   13-3447441
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(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)



     Three World Financial Center
           200 Vesey Street
          New York, New York                                        10285
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (212) 526-5594
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

On February 28, 1998, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997-BellSouth-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 28, 1998.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 1998



                                                     THE BANK OF NEW YORK
                                                     AS TRUSTEE, FOR
                                                     CORPORATE BOND-BACKED
                                                     CERTIFICATES TRUST,
                                                     SERIES-1997-BELLSOUTH-1




                                                     By: /s/ ENRICO D. REYES
                                                         -----------------------
                                                         ENRICO D. REYES
                                                         VICE PRESIDENT

                      EXHIBIT INDEX

Exhibit Number        Description
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99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 28, 1998.